UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                October 11, 2004
                        ---------------------------------
                        (Date of earliest event reported)

                           Quintek Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                       0-29719                 77-0505346
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


                 17951 Lyons Circle, Huntington Beach, CA 92647
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:   714-848-7741


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2004 Quintek Services, Inc. (QSI), a wholly-owned subsidiary of Quintek Technologies, Inc.(Quintek), entered into a Consulting Services and Equipment Purchase Agreement with a designer and manufacturer of furniture and accessories for commercial interiors for over 50 years (Client). Under the agreement, QSI shall provide Client with professional services in scope and amount as determined by the Statement of Work (SOW). The SOW defines two phases:
Phase I is the implementation of a "core system" to scan, index, store and retrieve data, and Phase II is the implementation of "workflow" for accounts payable and order entry. Payment for hardware, software and professional services under this agreement is set at $157,768 and expected to be realized in the current quarter. Item 7.01 Regulation FD Disclosure On November 2, 2004 Quintek Technologies, Inc.(Quintek) issued a press release, attached hereto as
Exhibit 99.1, which disclosed that Quintek Services, Inc. (QSI), a wholly-owned subsidiary of Quintek , entered into a Consulting Services and Equipment Purchase Agreement with a designer and manufacturer of furniture and accessories for commercial interiors for over 50 years (Client). Under the agreement, QSI shall provide Client with professional services in scope and amount as

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determined by the Statement of Work (SOW).  The SOW defines two phases:  Phase I is the implementation of a "core system" to scan, index, store and retrieve data, and Phase II is the implementation of "workflow" for accounts payable and order entry. Payment for hardware, software and professional services under this agreement is set at $157,768 and expected to be realized in the current quarter.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated November 2, 2004

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         Quintek Technologies, Inc.
                                         (Registrant

November 2, 2004                         /s/   ANDREW HAAG
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(Date)                                   Andrew Haag Chief Financial Officer



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